UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 4, 2010

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 4, 2010, SCBT Financial Corporation (“SCBT”) announced that Donald (“Donnie”) E. Pickett, age 49, has been named Executive Vice President and Chief Financial Officer of SCBT.  Most recently Mr. Pickett was the Internal Audit Senior Director for the Wealth, Brokerage and Retirement Services division of Wells Fargo & Company, formerly Wachovia Corporation.  SCBT believes that Mr. Pickett’s financial background, broad-based corporate experience and strong leadership qualifies him to serve in this capacity.  A copy of the SCBT’s press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release issued by the Corporation in connection with announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: January 4, 2010	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release issued by the Corporation in connection with announcement